Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CarParts.com, Inc. (the “Company”) on Form 10-Q for the quarter ended October 3, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark DiSiena, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2026

Avid Meni
/s/ Mark DiSiena
Mark DiSiena
Interim Chief Financial Officer